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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 11, 2007
                                                           ------------

                            THE X-CHANGE CORPORATION
                            ------------------------
             (Exact name of registrant as specified in its charter)


           NEVADA                    002-41703                90-0156146
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)             File Number)          Identification No.)


                     710 Century Parkway, Allen, Texas 75013
                     ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 747-0051
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

      On May 11, 2007, The Board of Directors of The X-Change Corporation appointed Kathleen Hanafan as Chief Operating Officer and as Director of the Company effective immediately. Ms. Hanafan was serving as Chief Operating Officer of X-Change's wholly owned subsidiary, AirGATE Technologies, Inc., since December 31, 2006.

      Kathleen Hanafan, AirGATE's Chief Operating Officer, has 20 years of executive experience driving revenues for both major corporations and highly successful niche-focused companies. From 2003 to 2006 Ms. Hanafan served as Co-founder, President and CEO of Onit Communications, a telecommunications company. In 2002, Ms. Hanafan served as Senior Vice President of Worldwide Sales and Marketing for the VCampus Corporation, a company in the E-learning solutions industry. From 2001 to 2002, she served as Vice President of Sales and Operations of Primedia Workplace Learning, a media and learning company. Ms. Hanafan's other prior positions included Vice President for Archstone Communities, Inc., a national REIT and Director of Telecommunications, Inc. She currently sits on the board of Onit Communications Inc. and other boards in various industries. Ms. Hanafan is also an advisory board member to an investment banking firm and a board member for a non-profit organization in preventive care for urban areas.

      A copy of the press release is filed herewith as Exhibit 99.1

ITEM 7.01.  REGULATION FD DISCLOSURE.

      A copy of the press release announcing the appointment to Chief Operating Officer and Director is attached as Exhibit 99.1 and is hereby incorporated by reference to this Item 7.01.

      The information in the press release is being furnished pursuant to Item
7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in the press release shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.
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99.1   Press Release, dated May 14, 2007, announcing the appointment of Kathleen
       Hanafan to Chief Operating Officer and Director of X-Change Corporation



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 17, 2007

                                       THE X-CHANGE CORPORATION




                                       By: /s/ Michael L. Sheriff
                                           -------------------------------------
                                           Michael L. Sheriff
                                           President and Chief Executive Officer